UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): March 26, 2004


                           Commission File No. 0-11178
                                               -------


                           UTAH MEDICAL PRODUCTS, INC.
             (Exact name of Registrant as specified in its charter)


                      UTAH                                    87-0342734
         -----------------------------------             ------------------
         (State or other jurisdiction of                   (I.R.S. Employer
         incorporation or organization)                 Identification No.)

                               7043 South 300 West
                               Midvale, Utah 84047
                     Address of principal executive offices


Registrant's telephone number:      (801) 566-1200
                                    --------------

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                        ITEM 9. REGULATION FD DISCLOSURE
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On March 26, 2004, Utah Medical Products, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1


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                                   SIGNATURES
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 Pursuant to the requirements of the Securities Exchanges Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                UTAH MEDICAL PRODUCTS, INC.
                                                REGISTRANT


 Date:   3/29/2004                              By:      /s/ Kevin L. Cornwell
 -----------------------------------           --------------------------------
                                                             Kevin L. Cornwell
                                                             CEO





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                                  EXHIBIT INDEX



Index
Number              Description

99.1 Press release issued March 26, 2004: Utah Medical Products, Inc. Updates Status of FDA Inspection.